UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2004

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14303	36-3161171

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of principal executive offices)	(Zip Code)

(313) 758-2000

(Registrant’s telephone number, including area code)

Item 5. Other Events.

     On April 29, 2004, American Axle & Manufacturing Holdings, Inc. (Holdings) issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.15 per share payable on June 28, 2004 to stockholders of record on all of the company’s issued and outstanding common stock as of June 7, 2004. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and, other than the forward-looking information contained therein, is hereby “filed” with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, and incorporated by reference into the Company’s Registration Statement on Form S-3 filed with the Commission on January 3, 2003 under the Securities Act of 1933, as amended.

Item 7. Financial Statements and Exhibits.

Exhibit 99.1	Press Release of American Axle & Manufacturing Holdings, Inc., dated April 29, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
(Registrant)

Date: April 29, 2004	By:	/s/ Michael K. Simonte
Michael K. Simonte
Treasurer and Acting Chief Financial Officer (also in the capacity of Chief Accounting Officer)

EXHIBIT INDEX

Number	Description of Exhibit
99.1	Press Release dated April 29, 2004